                                  SCHEDULE 14C
                                 (RULE 14C-101)

                 INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION

                INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:


[ ]  Preliminary Information Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[X]  Definitive Information Statement


                      The Enterprise Group of Funds, Inc.
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                  (Name of Registrant As Specified In Charter)

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[Enterprise Group of Funds LOGO]
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June 6, 2003


Dear Shareholder:

     We are pleased to enclose an information statement about a matter affecting The Enterprise Group of Funds, Inc. Growth and Income Fund (the "Fund"). The matter concerns a change in fund management from Retirement System Investors Inc. ("RSI") to UBS Global Asset Management (Americas) Inc. ("UBS Global AM").


     Effective April 15, 2003, the Board of Directors of The Enterprise Group of Funds, Inc. ("EGF") has named UBS Global AM as Fund Manager of the Fund. UBS Global AM managed $34 billion in assets under management as of December 31, 2002.



     In selecting UBS Global AM as Fund Manager for the Fund, consideration was given to, among other factors, UBS Global AM's investment management acumen and style in conjunction with the investment objectives of the Fund. There will be no change in the Fund's investment objective. However, UBS Global AM's investment style is distinct. UBS Global AM focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is UBS Global AM's assessment of what a security is worth. UBS Global AM will select a security whose fundamental value it estimates to be greater than its market value at any given time. For each stock under analysis, the Advisor bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. UBS Global AM then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive price/value characteristics.


     The management fees paid to UBS Global AM will not change as a result of the new Fund Manager's Agreement. The terms of the new Fund Manager's Agreement with the Fund Manager, are substantially the same as the terms of the prior agreements in all material respects. The services provided by the Fund Manger will not change.

     We encourage you to read the attached information statement, which more fully describes the Fund Management change and the Board of Directors' approval of the new Fund Manager agreement. The Enterprise Group of Funds, Inc. looks forward to working with UBS Global AM to assist you in working toward your investment goals. Thank you for your continued support.

Sincerely,

/s/ VICTOR UGOLYN

Victor Ugolyn
Chairman, President, and Chief Executive Officer

                      THE ENTERPRISE GROUP OF FUNDS, INC.
                             GROWTH AND INCOME FUND

                            ATLANTA FINANCIAL CENTER
                      3343 PEACHTREE ROAD, N.E., SUITE 450
                             ATLANTA, GA 30326-1022
                             ---------------------

                             INFORMATION STATEMENT
                             ---------------------


                                  JUNE 6, 2003


     This information statement is being provided to the shareholders of the Growth and Income Fund (the "Fund"), a series of The Enterprise Group of Funds, Inc., in lieu of a proxy statement, pursuant to the terms of an exemptive order that The Enterprise Group of Funds, Inc. ("EGF") has received from the Securities and Exchange Commission (the "SEC"). The order permits EGF's investment adviser, Enterprise Capital Management, Inc. ("Enterprise Capital"), to appoint new subadvisers, each a "Fund Manager" and to make changes to existing subadvisory agreements with the approval of EGF's Board of Directors (the "Board" or the "Directors"), but without obtaining shareholder approval. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.


     This information statement will be mailed on or about June 9, 2003. As of May 2, 2003, there were 2,001,741 Class A; 2,948,190 Class B; 537,032 Class C;
and 449,326 Class Y shares outstanding of the Fund.


     The cost of this information statement will be paid by the Fund.

SHAREHOLDER REPORTS

     Shareholders can find out more about the Fund in EGF's most recent annual and semi-annual reports, which have been furnished to shareholders. Shareholders may request another copy of these reports, without charge, by writing to EGF at the above address or by calling 800-432-4320.

INTRODUCTION


     The Fund is an investment portfolio of EGF, a Maryland corporation. EGF entered into an investment advisory agreement with Enterprise Capital, dated May 1, 1993, (the "Adviser's Agreement"). Under the Adviser's Agreement, Enterprise Capital is responsible to select, subject to the review and approval by the Board, one or more Fund Managers to manage each investment portfolio of EGF. The Adviser's Agreement also gives Enterprise Capital the responsibility to review and monitor the performance of the Fund Managers on an ongoing basis and to recommend to the Board changes to the roster of Fund Managers as appropriate. Enterprise Capital also is responsible for conducting all business operations of EGF, except those operations contracted to EGF's custodian and transfer agent. As compensation for these services, Enterprise Capital receives a fee from each investment portfolio of EGF, from which Enterprise Capital pays all fees due to the Fund Managers. The investment portfolios of EGF, therefore, pay no fees directly to the Fund Managers.


     Enterprise Capital recommends Fund Managers for the investment portfolios to the Board on the basis of its continuing quantitative and qualitative evaluation of the Fund Managers' skills in managing assets pursuant to specific investment styles and strategies in accordance with the objectives of each investment portfolio. Short-term investment performance by itself is not a significant factor in selecting or terminating a Fund Manager, and Enterprise Capital does not expect to recommend frequent changes of Fund Managers.

     The Fund Managers do not provide any services to the investment portfolios other than investment management and related record-keeping services. However, in accordance with the procedures adopted by the Board, the Fund Manager, or its affiliated broker-dealer, may execute transactions for the Funds and receive brokerage commissions in connection therewith as permitted by Section 17(e) of the Investment Company Act of 1940, as amended (the "1940 Act"), the rules thereunder and the Board's procedures.

UBS GLOBAL AM TO MANAGE THE GROWTH AND INCOME FUND

DECISION OF THE BOARD OF DIRECTORS

     At a meeting held on April 15, 2003, the Board of Directors of EGF, including a majority of the non-interested directors, approved Enterprise Capital's recommendation to replace RSI with a new Fund Manager. Accordingly, the Board approved a Fund Manager Agreement (the "UBS Global AM Management Agreement") with UBS Global AM. The Board's decision to replace RSI was based on performance and divergent investment strategies. In approving the UBS Global AM Management Agreement, the Board considered a number of factors, including, but not limited to: (i) the performance of the Fund since it commenced operations;
(ii) the nature and quality of the services expected to be rendered to the Fund by the UBS Global AM, (iii) that the material terms of the Fund Manager Agreement will be unchanged under the UBS Global AM Management Agreement; (iv) the history, reputation, qualification and background of the UBS Global AM, as well as the qualifications of its personnel. The Board considered these factors to be of equal weight and importance. Based on these factors, the Board concluded that, given UBS Global AM's reputation and experience with international investing, UBS Global AM was best suited to serve as portfolio manager.

     Enterprise Capital made the recommendation to engage UBS Global AM in the ordinary course of its ongoing evaluation of Fund Manager performance and investment strategy. Enterprise Capital conducted extensive research of numerous candidate firms and qualitative and quantitative analysis of each candidate's organizational structure, investment process and style, and long-term performance record. Enterprise Capital believes that UBS Global AM's management style is appropriately suited for the Fund.

THE FUND MANAGER AGREEMENT


     RSI served as Fund Manager of the Fund, pursuant to a Fund Manager Agreement dated July 17, 1997 (the "RSI Management Agreement"). The RSI Management Agreement has not been submitted to a shareholder vote. Under the Adviser's Agreement, the Fund pays to Enterprise Capital a management fee equal to 0.75% of its average daily net assets. From this amount, under the RSI Management Agreement, Enterprise Capital paid to RSI fees equal to 0.30% of the Fund's daily net assets up to $100,000,000; 0.25% for assets from $100,000,000 to $200,000,000; and 0.20% for assets greater than $200,000,000. Under the UBS Global AM Management Agreement, the fees payable by Enterprise Capital to UBS Global AM are the same as under the RSI Management Agreement.


     For the fiscal year ended December 31, 2002, the Fund paid to Enterprise Capital fees in the amount of $1,421,307 of which Enterprise Capital paid $517,549 to RSI. If the UBS Global AM Management Agreement had been in effect for 2002, the fee paid by Enterprise Capital to the Fund Manager would have been the same.

     The other terms of the UBS Global AM Management Agreement are substantially similar in form to the RSI Management Agreement. Consistent with the requirements of the 1940 Act, the UBS Global AM Management Agreement provides that UBS Global AM generally is not liable to the Fund for any mistake of judgment, act or omission in the course of, or connected with, the services to be rendered by UBS Global AM under the UBS Global AM Management Agreement, or otherwise, except by reason of willful misfeasance, bad faith or gross negligence in the performance of UBS Global AM's duties or by reason of its reckless disregard of its obligations under the UBS Global AM Management Agreement.

     The UBS Global AM Management Agreement can be terminated by EGF without penalty upon 30 days' written notice to Enterprise Capital and UBS Global AM at any time, by vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting shares as a single class. Enterprise Capital can terminate the UBS Global AM Management Agreement without penalty by 30 days' written notice to UBS Global AM, and UBS Global AM can terminate without penalty by 30 days' written notice to Enterprise Capital. The UBS Global AM Management Agreement will terminate automatically upon its "assignment" (as defined in the 1940 Act), unless an order is issued by the SEC conditionally or unconditionally exempting such assignment from the provision of section 15(a) of the 1940 Act, in which event the UBS Global AM Management Agreement would have remained in full force and effect.

     The form of the UBS Global AM Management Agreement is attached to this Information Statement as Exhibit "A."

INFORMATION ABOUT ENTERPRISE CAPITAL

     Enterprise Capital, located at the Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326-1022, serves as the Investment Adviser and Administrator of EGF. Enterprise Capital is a second-tier subsidiary of The MONY Group Inc. Enterprise Fund Distributors, Inc. is EGF's principal underwriter, and its address is 3343 Peachtree Road N.E., Suite 450, Atlanta Georgia 30326-1022. Enterprise Capital also provides investment advisory services to Enterprise Accumulation Trust ("EAT"). The Growth and Income Portfolio of EAT has an identical investment objective to the Fund.

INFORMATION ABOUT UBS GLOBAL AM

     UBS Global AM, located at One North Wacker Drive, Chicago, Illinois 60606, was formerly known as Brinson Partners, Inc. It is an indirect, wholly-owned subsidiary of UBS AG.


     UBS Global AM's Directors and Executive Officers are listed below. The address of Mr. Diermeier is One North Wacker Drive, Chicago, Illinois 60606. Mr. Storms', Ms. Doberman's, and Mr. Wolfangel's address is 51 West 52nd Street, New York, New York 10019.



                                   PRINCIPAL POSITION WITH
             NAME                       UBS GLOBAL AM             OTHER PRINCIPAL POSITIONS
 Jeffrey Diermeier, CFA          Chief Investment Officer        N/A
 Brian M. Storms                 Chief Executive Officer and     Chief Executive Officer and
                                 Director                        Director of UBS Global Asset
                                                                 Management (US) Inc. and UBS
                                                                 Global Asset Management (New
                                                                 York) Inc.
 Amy Doberman                    Secretary and Chief Legal       Chief Legal Officer of UBS
                                 Officer                         Global Asset Management (US)
                                                                 Inc.
 Robert Wolfangel                Chief Financial Officer         Chief Financial Officer of
                                                                 UBS Global Asset Management
                                                                 (US) Inc.

OTHER INVESTMENT COMPANY CLIENTS

     UBS Global AM also serves as investment adviser or subadviser to the following investment companies with a similar investment objective to the Fund, at the fee rates set forth below, which had the indicated net assets at April 30, 2003.


                                                                         ASSETS UNDER
                                                                          MANAGEMENT
          NAME OF PORTFOLIO                  ADVISORY FEE RATE           AS OF 4/30/03             EXPENSE CAPS BY CLASS*
   THE GUARDIAN VARIABLE CONTRACT
             FUNDS, INC.
 The Guardian UBS Variable Contract   0.43%                               $54,334,460       N/A       N/A       N/A       N/A
 Large Cap Value Fund
 The Guardian UBS Variable Contract   0.60% on the first $50 million      $10,693,693       N/A       N/A       N/A       N/A
 Small Cap Value Fund                 0.55% over $50 million
      THE PARK AVENUE PORTFOLIO
 The Guardian UBS Large Cap Value     0.43%                               $81,415,993       N/A       N/A       N/A       N/A
 Fund
 The Guardian UBS Small Cap Value     0.60% on the first $50 million      $37,348,993       N/A       N/A       N/A       N/A
 Fund                                 0.55% on the next $50 million
              ING FUNDS
 ING UBS US Balanced Portfolio        0.75%                               $46,706,394       N/A       N/A       N/A       N/A
   MANUFACTURERS INVESTMENT TRUST
 Global Allocation Trust              0.40% on the first $500 million     $64,577,057       N/A       N/A       N/A       N/A
                                      0.35% over $500 million
            THE UBS FUNDS
 UBS US Value Equity                  0.70%                               $7,451,540        A-1.10%   B-1.85%   C-1.85%   Y-0.85%
 UBS US Equity Fund                   0.70%                               $99,263,780       A-1.05%   B-1.80%   C-1.80%   Y-0.80%
 UBS US Bond Fund                     0.50%                              $120,854,945       A-0.85%   B-1.60%   C-1.35%   Y-0.60%
 UBS US Balanced Fund                 0.70%                               $29,577,922       A-1.05%   B-1.80%   C-1.80%   Y-0.80%
 UBS US Small Cap Equity Fund**       1.00%                                                 A-1.40%   B-2.15%   C-2.15%   Y-1.15%
 UBS US Real Estate Equity Fund**     0.90%                                                 A-1.30%   B-2.05%   C-2.05%   Y-1.05%
 UBS Global Allocation Fund           0.80%                               $4,142,156        A-1.35%   B-2.10%   C-2.10%   Y-1.10%
 UBS Global Equity Fund               0.80%                              $412,729,504       A-1.25%   B-2.00%   C-2.00%   Y-1.00%
 UBS Global Bond Fund                 0.75%                               $53,907,281       A-1.15%   B-1.90%   C-1.65%   Y-0.90%



 * The UBS Fund, with respect to each of the portfolios and UBS Global Asset Management (Americas) Inc. (the "Advisor") have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its fees and/or to reimburse expenses to the extent that the portfolio's expenses, for the fiscal year ending June 30, 2003, otherwise would exceed the "Net Expenses" rates shown for each of the Class A, Class B, Class C and Class Y shares, as applicable. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the portfolio will not cause the portfolio to exceed any applicable expense limit that is in place for the portfolio.



** Have not commenced operations.

SHAREHOLDER INFORMATION

     To the knowledge of EGF, as of May 27, 2003, no person beneficially owned more than 5% of the outstanding shares of the Fund. EGF is not required to hold annual meetings of shareholders; therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals intended to be considered for inclusion in the proxy statement for the next meeting of shareholders must be received by EGF within a reasonable time before the proxy statement is mailed. Whether a shareholder proposal will be included in the proxy statement will be determined in accordance with the applicable state and federal laws.

                                          By Order of the Board of Directors,

                                          /s/ CATHERINE R. MCCLELLAN
                                          Catherine R. McClellan
                                          Secretary

                                                                       EXHIBIT A

                             GROWTH AND INCOME FUND
                                       OF
                      THE ENTERPRISE GROUP OF FUNDS, INC.
                             ---------------------

                            FUND MANAGER'S AGREEMENT
                             ---------------------

     THIS AGREEMENT, made the 1st day of May 2003, is among The Enterprise Group of Funds, Inc. (the "Fund"), a Maryland corporation, Enterprise Capital Management, Inc., a Georgia corporation, (hereinafter referred to as the "Adviser"), and UBS Global Asset Management (Americas) Inc., a Delaware corporation, (hereinafter referred to as the "Fund Manager").

BACKGROUND INFORMATION

     (A) The Adviser has entered into an Investment Adviser's Agreement dated as of May 1, 1993 with the Fund (the "Investment Adviser's Agreement"). Pursuant to the Investment Adviser's Agreement, the Adviser has agreed to render investment advisory and certain other management services to all of the Fund of the Fund, and the Fund has agreed to employ the Adviser to render such services and to pay to the Adviser certain fees therefore. The Investment Adviser's Agreement recognizes that the Adviser may enter into agreements with other investment advisers who will serve as Fund Managers to the Portfolios.

     (B) The parties hereto wish to enter into an agreement whereby the Fund Manager will provide to the Growth and Income Portfolio of the Fund (the "Growth and Income Fund") securities investment advisory services for that Fund.

WITNESSETH THAT:

     In consideration of the mutual covenants herein contained, the Fund, Adviser and the Fund Manager agree as follows:

          (1) The Fund and Adviser hereby employ the Fund Manager to render certain investment advisory services to the Fund, as set forth herein. The Fund Manager hereby accepts such employment and agrees to perform such services on the terms herein set forth, and for the compensation herein provided.

          (2) The Fund Manager shall furnish the Growth and Income Fund advice with respect to the investment and reinvestment of the assets of the Growth and Income Fund, or such portion of the assets of the Growth and Income Fund as the Adviser shall specify from time to time, in accordance with the investment objectives, restrictions and limitations of the Fund as set forth in the Fund's most recent Registration Statement.

          (3) The Fund Manager shall maintain all books and records with respect to the Growth and Income Fund's portfolio transactions required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the Investment Company Act of 1940 ("the 1940 Act") and shall render to the Fund's Board of Directors such periodic and special reports as the Fund's Board of Directors may reasonably request. The Fund Manager shall timely furnish to the Adviser all information relating to the Fund Manager's services under this Agreement needed by the Adviser to keep the other books and records of the Growth and Income Fund required by Rule 31a-1 under the 1940 Act. The Fund Manager agrees that all records that it maintains on behalf of the Growth and Income Fund are property of the Growth and Income Fund and the Fund Manager will surrender promptly to the Growth and Income Fund any of such records upon the Growth and Income Fund's request; provided, however, that the Fund Manager may retain a copy of such records. The Fund Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement. The Fund Manager shall perform a monthly reconciliation of the Growth and Income Fund to the holdings report provided by the Fund's custodian and bring any material or significant variances regarding holdings or valuations to the attention of the Adviser.

          (4) The Fund Manager shall perform a monthly reconciliation of the Fund to the holdings report provided by the Fund's custodian and bring any material or significant variances regarding holding or valuation to the attention of the Adviser.

          (5) The Fund Manager shall for all purposes herein be deemed to be an independent contractor. The Fund Manager has no authority to act for or represent the Fund or the Fund in any way except to direct securities transactions pursuant to its investment advice hereunder. The Fund Manager is not an agent of the Fund or the funds.

          (6) It is understood that the Fund Manager does not, by this Agreement, undertake to assume or pay any costs or expenses of the Fund or the funds, as set forth in the Fund's prospectus.

          (7)(a) The Adviser agrees to pay the Fund Manager for its services to be furnished under this Agreement, with respect to each calendar month after the effective date of this Agreement, on the twentieth (20th) day after the close of each calendar month, a sum equal to 0.025 of 1% of the average of the daily closing net asset value of the Growth and Income Fund managed by the Fund Manager during such month (that is, 0.30 of 1% per year) for the first $100,000,000 of assets under management; a sum equal to
     0.0208 of 1% of the average of the daily closing net asset value of the Fund during such month (that is, 0.25% per year) for the next $100,000,000; and a sum equal to 0.0167 of 1% of the average of the daily closing net asset value of the Growth and Income Fund during such month (that is, 0.20 of 1% per year) for assets in excess of $200,000,000.

          (7)(b) The payment of all fees provided for hereunder shall be prorated and reduced for sums payable for a period less than a full month in the event of termination of this Agreement on a day that is not the end of a calendar month.

          (7)(c) For the purposes of this Paragraph 6, the daily closing net asset values of the Fund shall be computed in the manner specified in the Registration Statement for the computation of the value of such net assets in connection with the determination of the net asset value of the Growth and Income Fund's shares.

          (8) The services of the Fund Manager hereunder are not to be deemed to be exclusive, and the Fund Manager is free to render services to others and to engage in other activities so long as its services hereunder are not impaired thereby. Without in any way relieving the Fund Manager of its responsibilities hereunder, it is agreed that the Fund Manager may employ others to furnish factual information, economic advice and/or research, and investment recommendations, upon which its investment advice and service is furnished hereunder. The Fund Manager may, from time to time hereafter, act as investment adviser to one or more other investment companies and fiduciary or other managed accounts, provided that when the Fund Manager purchases or sells securities of the same issuer on behalf of two or more advisory clients the available securities will be allocated in a manner believed by the Fund Manager to be equitable to each client.

          (9) In the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or reckless disregard of its obligations and duties hereunder, the Fund Manager shall not be liable to the Fund, the Fund or the Adviser or to any shareholder or shareholders of the Fund, the Fund or the Adviser for any mistake of judgment, act or omission in the course of, or connected with, the services to be rendered by the Fund Manager hereunder.

          (10) The Fund Manager represents that it has, in accordance with Rule 17j-1 under the Investment Company Act of 1940 ("Investment Company Act"), adopted a Code of Ethics that includes procedures designed to prevent investment professionals, including those who are responsible for managing the portfolio of the Growth and Income Fund, from engaging in any personal investing activity that may operate to defraud Fund Managers' mutual fund clients.

          (11) In connection with the management of the investment and reinvestment of the assets of the Growth and Income Fund, the Fund Manager is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Growth and Income Fund, and is directed to use its best efforts to obtain the best available price and most favorable execution with respect to such purchases and sales of Fund securities for the Growth and Income Fund. Subject to this primary requirement, and maintaining as its first consideration the benefits for the Growth and Income Fund and its shareholders, the Fund Manager shall have the right, subject to the oversight of the Board of Directors of the Fund and of the Adviser, to follow a policy of selecting brokers and dealers who furnish research and other services to the Growth and Income Fund, the Adviser, or the Fund Manager and, subject to the Conduct Rules of the National Association of Securities Dealers, Inc., to select brokers and dealers who sell shares of funds of the Fund.

          (12) The Fund may terminate this Agreement by thirty (30) days written notice to the Adviser and the Fund Manager at any time, without the payment of any penalty, by vote of the Fund's Board of Directors, or by vote of a majority of its outstanding voting securities. The Adviser may terminate this Agreement by thirty (30) days written notice to the Fund Manager and the Fund Manager may terminate this Agreement by thirty (30) days written notice to the Adviser, without the payment of any penalty. This Agreement shall immediately terminate in the event of its assignment.

          (13) Subject to prior termination as provided above, this Agreement shall continue in force from the date of execution until May 1, 2004, and from year to year thereafter if its continuance after said date: (1) is specifically approved on or before said date and at least annually thereafter by vote of the Board of Directors of the Fund, including a majority of those directors who are not parties to this Agreement or interested persons of any such party, or by vote of a majority of the outstanding voting securities of the Fund, and (2) is specifically approved at least annually by the vote of a majority of directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

          (14) The Adviser shall indemnify and hold harmless the Fund Manager, its officers and directors and each person, if any, who controls the Fund Manager within the meaning of Section 15 of the Securities Act of 1933 (any and all such persons shall be referred to as "Indemnified Party"), against any loss, liability, claim, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense and reasonable counsel fees incurred in connection therewith), arising by reason of any matter to which this Fund Manager's Agreement relates. However, in no case (i) is this indemnity to be deemed to protect any particular Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Fund Manager's Agreement or (ii) is the Adviser to be liable under this indemnity with respect to any claim made against any particular Indemnified Party unless such Indemnified Party shall have notified the Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Fund Manager or such controlling persons.

     The Fund Manager shall indemnify and hold harmless the Adviser and each of its directors and officers and each person if any who controls the Adviser within the meaning of Section 15 of the Securities Act of 1933, against any loss, liability, claim, damage or expense described in the foregoing indemnity, but only with respect to the Fund Manager's willful misfeasance, bad faith or gross negligence in the performance of its duties under this Fund Manager's Agreement. In case any action shall be brought against the Adviser or any person so indemnified, in respect of which indemnity may be sought against the Fund Manager, the Fund Manager shall have the rights and duties given to the Adviser, and the Adviser and each person so indemnified shall have the rights and duties given to the Fund Manager by the provisions of subsection (i) and (ii) of this section.

          (15) The Adviser agrees that no marketing materials that include a reference to the Fund Manager will be used by the Adviser with respect to the Fund unless first provided to the Adviser by the Fund Manager or unless the Adviser has obtained the Fund Manager's prior written approval.

          (16) Except as otherwise provided in paragraph 14 hereof and as may be required under applicable federal law, this Fund Manager's Agreement shall be governed by the laws of the State of Georgia.

          (17) In the event of a change in control that results in an assignment as defined by the Investment Company Act of 1940, the Fund Manager agrees to notify the parties within a reasonable period of time.

          (18) The terms "vote of a majority of the outstanding voting securities," "assignment" and "interested persons," when used herein, shall have the respective meanings specified in the Investment Company Act of 1940 as now in effect or as hereafter amended.

          (19) Unless otherwise permitted, all notices, instructions and advice with respect to security transactions or any other matters contemplated by this Agreement shall be deemed duly given when received in writing:

        by the Fund Manager:

           UBS Global Asset Management (Americas) Inc.
           51 West 52nd Street
           New York, NY 10019
           Attn: Amy Doberman, Managing Director and General Counsel

        by the Adviser:

           Enterprise Capital Management, Inc.
           3343 Peachtree Road, N.E., Suite 450
           Atlanta, GA 30326-1022
           Attn: Herbert M. Williamson
        by the Fund:

           The Enterprise Group of Funds, Inc. c/o Enterprise Capital Management, Inc.
           3343 Peachtree Road, N.E., Suite 450
           Atlanta, GA 30326-1022
           Attn: Catherine R. McClellan

        or by such other person or persons at such address or addresses as shall be specified by the applicable party, in each case, in a notice similarly given. Each party may rely upon any notice or other communication from the other reasonably believed by it to be genuine.

          (20) This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which, when taken together, shall constitute one and the same agreement.

          (21) This Agreement constitutes the entire agreement between the Fund Manager, the Adviser and the Fund relating to the Growth and Income Fund.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their duly authorized officers and attested, as of the date first above written.

                                             THE ENTERPRISE GROUP OF FUNDS, INC.

ATTEST:      /s/ CATHERINE R. MCCLELLAN             By: /s/ VICTOR UGOLYN
         ----------------------------------  -----------------------------------
                     Secretary                          Victor Ugolyn
                                                 Chairman, President & Chief
                                                      Executive Officer

                                             ENTERPRISE CAPITAL MANAGEMENT, INC.

ATTEST:      /s/ CATHERINE R. MCCLELLAN             By: /s/ VICTOR UGOLYN
         ----------------------------------  -----------------------------------
                     Secretary                          Victor Ugolyn
                                                 Chairman, President & Chief
                                                      Executive Officer

                                             UBS GLOBAL ASSET MANAGEMENT
                                             (AMERICAS) INC.

ATTEST:         /s/ DAVID M. GOLDENBERG            By: /s/ AMY R. DOBERMAN
         ----------------------------------  -----------------------------------

  Name:  David M. Goldenberg                 Name: Amy R. Doberman

                                             Title: Managing Director and
                                             General Counsel

                                             UBS GLOBAL ASSET MANAGEMENT
                                             (AMERICAS) INC.

ATTEST:  /s/ TODD LEBO                       By: /s/ ROBERT P. WOLFANGEL JR.
         ----------------------------------      -------------------------------

  Name:  Todd Lebo                           Name: Robert P. Wolfangel, Jr.

                                             Title: Chief Financial Officer